SECOND AMENDMENT
REVOLVING CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (the “Amendment”) is made and dated as of December 16, 2002 by and among COUNTRYWIDE HOME LOANS, INC., a New York corporation (the “Company”), the Lenders signing below, and BANK OF AMERICA, N.A., as the Managing Administrative Agent for the Lenders (in such capacity, the “Managing Administrative Agent”).

RECITALS

         A.      Pursuant to that certain Revolving Credit Agreement dated as of December 17, 2001 by and among the Company, the Lenders from time to time party thereto, the Managing Administrative Agent, the Administrative Agents, the Co-Syndication Agents, the Documentation Agent, and the Other Facility Agents (as amended, extended and replaced from time to time, the "Credit Agreement," and with capitalized terms used herein and not otherwise defined used with the meanings given such terms in the Credit Agreement), the Short Term Lenders currently party to the Credit Agreement (the "Existing Short Term Lenders") agreed to extend credit on a short-term basis to the Company on the terms and subject to the conditions set forth therein.

         B.      The Short Term Lenders signing below have agreed to extend the Short Term Facility Maturity Date on the terms and conditions set forth below.

         C.      In addition, the Lenders (including both the Short Term Lender and the Multi-Year Lenders) have agreed to amend the Credit Agreement in certain respects.

        NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

         1.      Extension of Short Term Facility Maturity Date. To reflect the agreement of the Company and those Short Term Lenders signing this Amendment to extend the Short Term Facility Maturity Date, effective as of the Effective Date (as defined in Paragraph 7 below), the definition of the term "Short Term Facility Maturity Date" set forth in the Glossary to the Credit Agreement is hereby amended by deleting the date "December 16, 2002" set forth therein and replacing the same with the date "December 15, 2003."

         2.      Addition of New Lenders. To reflect the fact that certain financial institutions which are not currently Short Term Lenders may desire to become Short Term Lenders under the Credit Agreement, any such financial institution signing below as an "Applicant Financial Institution" (and defined herein as such) shall become a "Short Term Lender" under the Credit Agreement as of the Effective Date, and shall be deemed approved by each of the Company and the Managing Administrative Agent pursuant to Paragraph 14(a) of the Credit Agreement, on the following terms and conditions:

                  (a)      Each such Applicant Financial Institution hereby acknowledges and agrees that from and after the Effective Date it will be a "Short Term Lender" under the Credit Agreement and the other Credit Documents with all the rights and benefits and with all the obligations of the Short Term Lenders thereunder.

                  (b)      On and after the Effective Date, the Maximum Short Term Facility Commitment and Short Term Swing Line Commitment of each such Applicant Financial Institution shall be consistent with the Commitment Schedule attached hereto as Annex 1 (the "Replacement Commitment Schedule") and, if necessary, each such Applicant Financial Institution hereby agrees to purchase on the Effective Date and to accept the assignment and transfer of a portion of the Maximum Short Term Facility Commitments and, as applicable, the Short Term Swingline Commitments held by the Existing Short Term Lenders consistent with the Replacement Commitment Schedule.

                  (c)      The Managing Administrative Agent hereby waives: (1) receipt of any Additional Lender Agreement or Assignment Agreement that would otherwise be required to be executed and delivered by such Applicant Financial Institution pursuant to Paragraph 14(a)(2)(iii) of the Credit Agreement, and (2) the registration fee of $3,500.00 required to be delivered by each Applicant Financial Institution pursuant to Paragraph 14(a)(2)(iv) of the Credit Agreement.

         3.      Reallocation of Commitments. Notwithstanding whether any Applicant Financial Institution becomes a "Short Term Lender" under the Credit Agreement on the Effective Date pursuant to Paragraph 2 above, no later than 12:30 p.m. (Los Angeles time) on the Effective Date, each Short Term Lender signing this Amendment (including each Applicant Financial Institution, if any) will pay to the Managing Administrative Agent any amount necessary to cause such Short Term Lender's Short Term Facility Percentage Share of Short Term Loans outstanding and, as applicable, such Short Term Lender's Short Term Swing Line Percentage Share of Short Term Swing Loans outstanding to be consistent with the Replacement Commitment Schedule, and the Managing Administrative Agent shall thereupon remit to the Existing Short Term Lenders, as applicable, their shares of such funds. Fees and interest accrued with respect to Short Term Loans and Short Term Swing Loans to but not including the Effective Date shall be payable to the Existing Short Term Lenders in accordance with their respective Short Term Facility Percentage Shares and Short Term Swing Line Percentage Shares, as appropriate, in effect prior to the Effective Date.

         4.      Confidentiality Provisions. To reflect the agreement of the parties hereto to amend the confidentiality provisions set forth in the Credit Agreement in certain respects, Paragraph 14(g) of the Credit Agreement is hereby amended to read in its entirety as follows:

“14(g) Provision of Information; Confidentiality. The Company hereby acknowledges and agrees that in connection with any proposed assignment, participation, subparticipation, securitization, hedge or any similar transaction by a Lender with respect to its interest in the Obligations, such Lender may disclose to actual and prospective assignees, participants, Affiliates, and direct or indirect contractual counterparties, and the professional advisers of each (collectively, "Transferees"), any and all information provided to such Lender hereunder; provided, however, that such information shall be furnished to such Transferees on a confidential basis.”

         5.      Agents. Effective as of the Effective Date, the Agents under the Credit Documents shall be as set forth below:

----------------------------------------- -------------------------------------
       Bank of America, N.A.                   Managing Administrative Agent;
                                                   Co-Administrative Agent
----------------------------------------- -------------------------------------
----------------------------------------- -------------------------------------
        JPMorgan Chase Bank                        Co-Administrative Agent

----------------------------------------- -------------------------------------
----------------------------------------- -------------------------------------
           Bank One, NA                             Co-Syndication Agents
         Deutsche Bank AG

----------------------------------------- -------------------------------------
----------------------------------------- -------------------------------------
       The Bank of New York                          Documentation Agent

----------------------------------------- -------------------------------------

         6.      Reaffirmation of Credit Documents. Each of the Company, the Parent and each Subsidiary Guarantor hereby affirms and agrees that: (a) other than as expressly set forth herein, the execution and delivery by the Company, the Parent and each Subsidiary Guarantor of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company, the Parent or any Subsidiary Guarantor, or the rights of the Lenders, under the Credit Agreement and each other Credit Document or any other document or instrument made or given by the Company, the Parent or any Subsidiary Guarantor in connection therewith, (b) the term "Obligations" as used in the Credit Documents includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby, and (c) except as expressly amended hereby, the Credit Documents remain in full force and effect as written.

         7.      Effective Date. This Amendment shall be effective on and as of the day and year first above written (the "Effective Date") subject to the delivery to the Managing Administrative Agent of the following:

                  (a)      A copy of this Amendment, duly executed by the parties hereto.

                  (b)      If any of the Applicant Financial Institutions have requested a promissory note or promissory notes in favor of such Applicant Financial Institution as evidence of the Obligations held by such Applicant Financial Institution, a duly executed copy of such promissory note or promissory notes.

                  (c)      Such corporate resolutions, incumbency certificates and other authorizations from the Company, the Parent and each Subsidiary Guarantor as the Managing Administrative Agent may reasonably request.

                  (d)      Evidence satisfactory to the Agents that all fees and expenses payable to the Agents and the Lenders prior to or on the Effective Date have been paid in full.

         8.      Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         9.      Representations and Warranties. Each of the Company, the Parent and each Subsidiary Guarantor hereby represents and warrants to the Lenders and the Managing Administrative Agent as follows:

                  (a)      Each of the Company, the Parent and each Subsidiary Guarantor has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company, the Parent and each Subsidiary Guarantor and constitutes the legal, valid and binding obligation of the Company, the Parent and each Subsidiary Guarantor enforceable against each such Person in accordance with its terms.

                  (b)      At and as of the date of execution hereof and both prior to and after giving effect to this Amendment: (1) the representations and warranties of the Company, the Parent and each Subsidiary Guarantor contained in the Credit Agreement and each of the other Credit Documents are accurate and complete in all respects, (2) there has not occurred an Event of Default or Potential Default, and (3) there has not occurred any material adverse change in the business, operations, assets or financial or other condition of the Company or of the Parent and its consolidated Subsidiaries taken as a whole since September 30, 2002.

[Signature pages following]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

COUNTRYWIDE HOME LOANS, INC., a New York corporation

By: /s/ Jennifer S. Sandefur Name: Jennifer S. Sandefur Title: Managing Director, Investor Relations & Treasurer

ACKNOWLEDGED AND AGREED TO: COUNTRYWIDE FINANCIAL CORPORATION (formerly known as Countrywide Credit Industries, Inc.), a Delaware corporation

By: /s/ Jennifer S. Sandefur Name: Jennifer S. Sandefur Title: Managing Director, Investor Relations & Assistant Treasurer

COUNTRYWIDE HOME LOAN SERVICING LP,
a Texas limited partnership

By: COUNTRYWIDE GP, INC., its general partner

By: /s/ Jennifer S. Sandefur Name: Jennifer S. Sandefur Title: Executive Vice President & Treasurer

BANK OF AMERICA, N.A.,as Managing Administrative Agent, an Administrative Agent, a Short Term Lender and a Multi-Year Lender

By: /s/ Carolyn Warren Name: Carolyn Warren Title: Principal

JPMORGAN CHASE BANK, as an Administrative Agent, a Short Term Lender and a Multi-Year Lender

By: /s/ Elisabeth H. Schwabe Name: Elisabeth H. Schwabe Title: Managing Director

THE BANK OF NEW YORK, as Documentation Agent, a Short Term Lender and a Multi-Year Lender

By: /s/ Paul Connolly Name: Paul Connolly Title: Vice President

BANK ONE, NA, as a Co-Syndication Agent, a Short Term Lender and a Multi-Year Lender

By: /s/ Mark Wasden Name: Mark Wasden Title: Director

DEUTSCHE BANK AG, as a Co-Syndication Agent, a Short Term Lender and a Multi-Year Lender

By: /s/ Kevin McCann Name: Kevin McCann Title: Managing Director

ABN AMRO BANK N.V., as a Short Term Lender and a Multi- Year Lender

By: /s/ Neil R. Stein /s/ Michael DeMarco Name: John P. McKenna Michael DeMarco Title: Vice President Corporate Banking Officer

BNP PARIBAS, as a Short Term Lender and a Multi-Year Lender

By: /s/ C. Bettles Name: C. Bettles Title: Managing Director By: /s/ Janice S. H. Ho Name: Janice S. H. Ho Title: Director

BARCLAYS BANK PLC, as a Short Term Lender and a Multi- Year Lender

By: /s/ Alison McGuigan Name: Alison McGuigan Title: Associate Director

CIBC INC., as a Short Term Lender and a Multi-Year Lender

By: /s/ Gerald Girardi Name: Gerald Girardi Title: Executive Director, CIBC World Markets Corp., as Agent

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Short Term Lender and a Multi- Year Lender

By: /s/ Steven F. Larsen Name: Steven F. Larsen Title: Senior Vice President By: /s/ Yangling J. Si Name: Yangling J. Si Title: Assistant Vice President

CREDIT LYONNAIS, NEW YORK BRANCH, as a Short Term Lender and a Multi-Year Lender

By: /s/ Sebastian Rocco Name: Sebastian Rocco Title: Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Short Term Lender and a Multi-Year Lender

By: /s/ Thomas L. Stitchberry Name: Thomas L. Stitchberry Title: Managing Director

HSBC BANK USA, as a Short Term Lender

By: /s/ Paul M. Lopez Name: Paul M. Lopez Title: First Vice President

LASALLE BANK NATIONAL ASSOCIATION, as a Short Term Lender and a Multi-Year Lender

By: /s/ Gavin Newman Name: Gavin Newman Title: Commercial Banking Officer

NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK AND/OR CAYMAN ISLANDS BRANCH, as a Short Term Lender and a Multi-Year Lender

By: /s/ Stephen K. Hunter Name: Stephen K. Hunter Title: Senior Vice President By: /s/ Jan de Jonge Name: Jan de Jonge Title: Vice President

ROYAL BANK OF CANADA, as a Short Term Lender and a Multi-Year Lender

By: /s/ Scott Umbs Name: Scott Umbs Title: Manager

SOCIETE GENERAL, as a Short Term Lender

By: /s/ Charles D. Fischer, Jr. Name: Charles D. Fischer, Jr. Title: Director

UNION BANK OF CALIFORNIA, N.A., as a Short Term Lender and a Multi-Year Lender

By: /s/ Christine Davis Name: Christine Davis Title: Vice President

WESTLB AG, NEW YORK BRANCH, as a Short Term Lender and a Multi-Year Lender

By: /s/ Lillian Tung Lum Name: Lillian Tung Lum Title: Executive Director By: /s/ Robert D. Weiser Name: Robert D. Weiser Title: Director

Annex 1

COMMITMENT SCHEDULE
(as of December 16, 2002)

[To be provided}

ANNEX I

COUNTRYWIDE HOME LOANS INC.
COMMITMENT SCHEDULE
(As of December 16, 2002)

Aggregate Credit Limit:
Maximum Aggregate Credit Limit:
Multi-Year Facility Credit Limit:
Short-Term Facility Credit Limit:
Aggregate Multi-Year Swing Line Commitment:
Aggregate Short Term Swing Line Commitment:
$3,820,000,000 $6,000,000,000 $2,349,000,000 $1,471,000,000 $150,000,000 $100,000,000

------------------------- ------------------- ------------------ --------------- ------------------ ---------------
                                                   Maximum         Multi-Year      Maximum Short      Short Term
                              Aggregate          Multi-Year         Facility           Term            Facility
                                                  Facility         Percentage        Facility         Percentage
     Lender / Institution     Commitment         Commitment          Share          Commitment          Share
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
Bank of America                 $500,000,000       $300,000,000          12.77%       $200,000,000          13.60%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
JPMorgan Chase                  $500,000,000       $300,000,000          12.77%       $200,000,000          13.60%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
ABN AMRO Bank                   $390,000,000       $234,000,000           9.96%       $156,000,000          10.61%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
Bank One                        $300,000,000       $180,000,000           7.66%       $120,000,000           8.16%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
Bank of New York                $275,000,000       $165,000,000           7.02%       $110,000,000           7.48%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
Deutsche Bank                   $250,000,000       $150,000,000           6.39%       $100,000,000           6.80%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
Royal Bank of Canada            $200,000,000       $120,000,000           5.11%        $80,000,000           5.44%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
Barclays Bank PLC               $175,000,000       $105,000,000           4.47%        $70,000,000           4.76%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
BNP Paribas                     $150,000,000        $90,000,000           3.83%        $60,000,000           4.08%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
Societe Generale                $150,000,000        $90,000,000           3.83%        $60,000,000           4.08%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
CIBC                            $140,000,000       $114,000,000           4.85%        $26,000,000           1.77%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
Credit Lyonnais                 $130,000,000        $78,000,000           3.32%        $52,000,000           3.54%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
Wachovia                        $125,000,000        $75,000,000           3.19%        $50,000,000           3.40%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
LaSalle National Bank           $110,000,000        $66,000,000           2.81%        $44,000,000           2.99%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
Commerzbank                     $100,000,000        $60,000,000           2.55%        $40,000,000           2.72%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
Bayerische Landesbank            $60,000,000        $60,000,000           2.55%                 $0           0.00%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
Nordeutsche Landesbank           $55,000,000        $33,000,000           1.40%        $22,000,000           1.50%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
HSBC Bank USA                    $50,000,000                 $0           0.00%        $50,000,000           3.40%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
Union Bank of California         $50,000,000        $39,000,000           1.66%        $11,000,000           0.75%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
Westdeutsche Landesbank          $50,000,000        $30,000,000           1.28%        $20,000,000           1.36%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
Mellon Bank                      $30,000,000        $30,000,000           1.28%                 $0           0.00%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
Mizuho Corporate Bank            $30,000,000        $30,000,000           1.28%                 $0           0.00%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
------------------------- ------------------- ------------------ --------------- ------------------ ---------------
TOTAL                         $3,820,000,000     $2,349,000,000         100.00%     $1,471,000,000         100.00%
------------------------- ------------------- ------------------ --------------- ------------------ ---------------

--------------------------- -------------------- ------------------- ----------------- -----------------------
                                Multi-Year           Multi-Year         Short Term           Short Term
                                Swing Line           Swing Line         Swing Line           Swing Line
          Lender                Commitment        Percentage Share      Commitment        Percentage Share
--------------------------- -------------------- ------------------- ----------------- -----------------------
Bank of America                     $30,000,000              20.00%       $20,000,000                  20.00%
--------------------------- -------------------- ------------------- ----------------- -----------------------
JPMorgan Chase                      $30,000,000              20.00%       $20,000,000                  20.00%
--------------------------- -------------------- ------------------- ----------------- -----------------------
Deutsche Bank                       $30,000,000              20.00%       $20,000,000                  20.00%
--------------------------- -------------------- ------------------- ----------------- -----------------------
Bank One                            $30,000,000              20.00%       $20,000,000                  20.00%
--------------------------- -------------------- ------------------- ----------------- -----------------------
Bank of New York                    $30,000,000              20.00%       $20,000,000                  20.00%
--------------------------- -------------------- ------------------- ----------------- -----------------------
--------------------------- -------------------- ------------------- ----------------- -----------------------
TOTAL                              $150,000,000             100.00%      $100,000,000                 100.00%
--------------------------- -------------------- ------------------- ----------------- -----------------------